Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

10 – COMMITMENTS AND CONTINGENCIES

Commitments

Leases:

Until August 2012, the Company leased certain office equipment under non-cancelable operating lease arrangements.  Monthly payments under the lease agreements were approximately $600 per month. The lease expired in August 2012. In September 2012, the Company started a non-cancellable operating lease for office equipment. The lease term is 5 years. Lease payments during the five years are approximately $560 per month.

On September 1, 2011, the Company entered into a commercial lease agreement for additional office space. The lease term is one year with five successive one-year renewal options. Starting September 1, 2013, the lease has been renewed for one year with a fixed payment of approximately $5,800 per month.

Future minimum lease payments under these leases are as follows:

Years Ending December 31:

2014	$53,246
2015	6,720
2016	6,720
2017	5,040
Thereafter	-
Total	$71,726

Capital Leases:

HRAA leases its property and equipment from Dell Financial Services L.L.C. under several capital leases. The economic substance of the leases is that the Company is financing the acquisition of the assets through the lease and accordingly, it is recorded in the Company’s assets and liabilities.

The following is an analysis of the leased assets included in property and equipment:

	December 31, 2013	December 31, 2012
Equipment	$79,210	$41,969
Less accumulated depreciation	(33,607)	(5,926)
Total	$45,603	$36,043

The lease agreements contain  bargain purchase options at the end of the lease terms. The total amount due at December 31, 2013 is $58,876 of which $32,768 is included in short term liabilities.

The following is a schedule by years of future minimum payments required under the lease together with their present value as of December 31, 2013:

Year Ending December 31:
2014	$32,768
2015	22,527
2016	3,581

Total minimum lease payments	58,876
Less amount representing interest	(9,087)
Present value of minimum lease payments	$49,789

Amortization of assets held under capital leases is included with depreciation expense and is approximately $24,200 and $9,400 for the years ended as of December 31, 2013 and 2012, respectively.

Settlement Agreements:

On May 8, 2012, the Company terminated the employment of its Chief Marketing Officer (“CMO”) and subsequently amended its complaint to enforce certain non-competition clauses contained in the employment agreement. The Company sought a declaration of its obligations to pay severance under the terms of its then-existing employment agreement with the CMO.

On July 9, 2012, the Company and the former CMO entered into a settlement agreement to resolve two pending lawsuits arising out of the termination of his employment agreement. The lawsuit was initiated by the Company against the former CMO in the United States District Court for the Southern District of Florida. In addition, the former CMO sued the Company in the United States District Court of the District of Colorado.

Pursuant to the settlement agreement, the former CMO agreed to abolish all claims and lawsuits against the Company and its CEO and COO and resigned any and all positions which he had or presently may have had with the Company. As part of the settlement agreement, the Company agreed to make eleven (11) payments totaling $232,500 pursuant to the terms of his prior employment agreement. Additionally, the CMO agreed to transfer his 3,299,802 shares to an officer of the Company in 2012. These payments commenced July 2012 and the final payment in the amount of $23,056 was disbursed on July 29, 2013. In addition, the Company has agreed to abolish all claims and lawsuits against the former CMO. The settlement agreement has a seven (7) day grace period for payments to the former CMO, after which time, he may seek court intervention to enforce the payments. Robert Rubinowitz, the former chief operating officer and Andrea Clark, the chief visionary officer, have personally guaranteed the payments of the settlement agreement. As a result of the settlement agreement, both parties dismissed their respective filings and have agreed to not enter any more lawsuits concerning the scope of this matter.

On March 14, 2013, the Company and its former regional sales manager entered into a settlement agreement to resolve one pending lawsuits arising out of the termination of his employment. The lawsuit was initiated by the former regional sales manager against the Company in the United States District Court for the city of Denver, Colorado. Pursuant to the settlement agreement, the former regional sales manager agreed to abolish all claims and lawsuits against the Company. As part of the settlement agreement, the Company agreed to make a payment totaling $11,000 pursuant to the terms of the settlement agreement and general release of all claims executed by both parties. As of December 31, 2013 the Company had accrued $7,000 for settlement payable.

Employment Agreements:

On October 2, 2013 the Company entered into employment agreements with four (4) of its officers and directors. The employment agreements provide for severance benefits, change in control provisions, accrued but unpaid wages and bonuses, accrued but unpaid vacation time, incentive awards, equity and stock options, and other benefits. These four (4) employment agreements were amended on November 12, 2013. As of December 31, 2013, no performance bonuses have been earned. The Company owed Andrea Clark, its former chief executive officer, $75,000 pursuant to the Merger Agreement, which was accrued in the accompanying consolidated financial statements as due to Ms. Clark through September 30, 2013. The balance due to Ms. Clark was formalized in a promissory note in November 1, 2013. In addition, the Company owed Mr. Rubinowitz, its former president, $40,000 pursuant to a promissory note, dated November 1, 2013, for funds advanced in September 2013. On November 12, 2013, the promissory notes to Ms. Clark and Mr. Rubinowitz were paid in full with financing received in connection with the sale and issuance of Series A Preferred Stock and warrants to purchase shares of the Company’s common stock pursuant to the Securities Purchase Agreement, dated November 12, 2013, between the Company and the investors named therein.

Contingencies

From time to time, the Company is involved in litigation matters relating to claims arising from the ordinary course of business. While the results of such claims and legal actions cannot be predicted with certainty, the Company’s management does not believe that there are claims or actions, pending or threatened against the Company, the ultimate disposition of which would have a material adverse effect on our business, results of operations, financial condition or cash flows.

On March 26, 2014, the Company notified Dean Boyer, its chief technology officer, that the Company was terminating his employment with the Company as well as that certain employment agreement with the Company dated October 1, 2013, as amended on November 13, 2013, effective March 31, 2014.  On March 28, 2014, the Company received a letter from Mr. Boyer’s counsel demanding payment of $421,062.53 as severance in connection with the termination of Mr. Boyer’s employment agreement. On April 7, 2014, the Company received an additional letter from Mr. Boyer’s counsel demanding an additional $13,370.21 for accrued but unused vacation pay. The Company intends to dispute the amounts claimed to be owed to Mr. Boyer.